Summary Prospectus    November 1, 2019, as supplemented February 24, 2020
JPMorgan SmartRetirement® Blend 2055 Fund
Class/Ticker:     R2/JTRBX    R3/JTTUX    R4/JTTLX    R5/JTBBX    R6/JTYBX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2019, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.
You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

What is the goal of the Fund?
The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.54	0.52	0.47	0.32	0.22
Dividend and Interest Expense on Short Sales	0.00	0.00	0.00	0.00	0.00
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.29	0.27	0.22	0.22	0.22
Acquired Fund (Underlying Fund) Fees and Expenses	0.17	0.17	0.17	0.17	0.17
Total Annual Fund Operating Expenses	1.46	1.19	0.89	0.74	0.64
Fee Waivers and/or Expense Reimbursements[1]	(0.42)	(0.40)	(0.35)	(0.35)	(0.35)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[1]	1.04	0.79	0.54	0.39	0.29
1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund (Underlying Fund) Fees and Expenses incurred by an underlying fund) exceed 1.04%, 0.79%, 0.54%, 0.39% and 0.29% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. These waivers are in effect through 10/31/20, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/20 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	106	420	758	1,710
CLASS R3 SHARES ($)	81	338	616	1,408
CLASS R4 SHARES ($)	55	249	459	1,064
CLASS R5 SHARES ($)	40	201	377	886
CLASS R6 SHARES ($)	30	170	322	765
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The JPMorgan SmartRetirement Blend 2055 Fund is a “fund of funds” that invests in other mutual funds and exchange traded funds (ETFs) within the same group of investment companies (i.e., J.P. Morgan Funds) and, for the limited purposes described below, also invests in market cap weighted index ETFs that are managed by unaffiliated investment advisers (unaffiliated passive ETFs) (collectively with the J.P. Morgan Funds, the underlying funds). Market-cap weighted ETFs are ETFs that seek to passively track, as closely as possible, an index comprised of stocks or bonds that are weighted by market capitalization or issuance outstanding, respectively. The Fund is generally intended for investors expecting to retire around the year 2055 (the target retirement year). “Blend” in the Fund’s name means that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser), uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies.
The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, and over time the Fund’s asset allocation strategy will change. The “glide path” depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes and types of underlying funds generally become more conservative as it nears the target retirement year (i.e., more emphasis on fixed income funds and less on equity funds). The table accompanying the chart is simply the glide path in tabular form.

Strategic Target Allocations[1]
Years to Target Retirement Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	91.0%	91.0%	91.0%	91.0%	82.0%	73.0%	61.0%	48.5%	32.5%	32.5%	32.5%
U.S. Large Cap Equity Funds	40.0%	40.0%	40.0%	40.0%	36.0%	32.1%	26.8%	21.3%	14.3%	14.3%	14.3%
U.S. Small Cap Equity Funds	9.2%	9.2%	9.2%	9.2%	8.3%	7.4%	6.2%	4.9%	3.3%	3.3%	3.3%
REIT Funds	5.5%	5.5%	5.5%	5.5%	5.0%	4.4%	3.7%	2.9%	2.0%	2.0%	2.0%
International Equity Funds	27.3%	27.3%	27.3%	27.3%	24.6%	21.9%	18.3%	14.6%	9.8%	9.8%	9.8%
Emerging Markets Equity Funds	9.1%	9.1%	9.1%	9.1%	8.2%	7.3%	6.1%	4.9%	3.3%	3.3%	3.3%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Fixed Income	9.0%	9.0%	9.0%	9.0%	18.0%	27.0%	39.0%	51.5%	62.5%	62.5%	62.5%
U.S. Fixed Income Funds	6.1%	6.1%	6.1%	6.1%	13.7%	21.6%	31.2%	38.2%	41.3%	41.3%	41.3%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Fixed Income Funds	2.0%	2.0%	2.0%	2.0%	2.8%	3.4%	5.0%	7.2%	10.0%	10.0%	10.0%
Emerging Markets Debt Funds	1.0%	1.0%	1.0%	1.0%	1.5%	2.0%	2.8%	3.2%	3.8%	3.8%	3.8%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%
Note: Above allocations may not sum up to 100% due to rounding.
1
As of the date of this prospectus, the Fund utilizes underlying funds to implement its strategic target allocations although the Fund also has flexibility to utilize direct investments in securities and derivatives to implement its strategic target allocations in the future.
The glide path shows the Fund’s long term strategic target allocations as of the date of this prospectus. The Fund’s actual allocations may differ due to changes to these strategic target allocations or due to tactical allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes will outperform the S&P Target Date 2055 Index (the Fund’s benchmark) and peer group over the long term. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.
The Adviser will select and substitute underlying funds. In selecting underlying funds, the Adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated underlying funds available even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns. To the extent the Adviser determines that an investment in a J.P. Morgan passive ETF is not available, only then will the Adviser consider an unaffiliated underlying fund.
In allocating the Fund’s assets between actively-managed underlying funds and underlying funds which are designed to replicate an index (index funds), the Adviser generally uses passive ETFs for asset classes that are widely regarded as operating in markets where the price of the asset reflects all relevant information that is available about the intrinsic value of the asset (efficient markets). Examples of efficient markets include US Large Cap Equities, US Small/Mid Cap Equities, and Developed International Equities. For actively-managed underlying funds, the Adviser limits its selection to J.P. Morgan Funds. For efficient markets exposure, the Adviser expects to use J.P. Morgan passive ETFs unless the investment is not available.
The Adviser will review the Fund’s strategic target allocations shown in the glide path at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocations shown in the glide path and table above may be different from the Fund’s actual strategic target allocations by +/-5% for the equity, fixed income, money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/-15% for equity and fixed income, +/-20% for money market/cash and cash equivalents and +/-5% for commodity asset and sub-asset classes. The Adviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.
As a result of the Adviser’s ability to make these modifications, the Fund’s actual allocations may differ from what is shown in the glide path and table above. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.
The Fund is a “to” target date fund. This means that the Fund intends to reach its most conservative strategic target allocations around the end of the year of the target retirement date. When the strategic target allocations of the Fund are substantially the same as those of the JPMorgan SmartRetirement Blend Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Blend Income Fund at the discretion of the Fund’s Board of Trustees.
In addition to investing in underlying funds, the Fund may invest directly in securities and derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index such as futures. The Fund may use futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.
The Adviser may hire sub-advisers to manage any of the asset classes described above and to make direct investments in securities and other financial instruments. When using sub-advisers to manage the Fund’s assets, the Adviser, subject to certain conditions and oversight by the Fund’s Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular instruments or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.
Investments in Mutual Funds and ETFs Risk. The Fund invests in other J.P. Morgan Funds and unaffiliated passive ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. ETFs may trade at a price below their net asset value (also known as a discount). In addition, the Adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated passive ETFs creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and will cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.
Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.
Index Strategy Risk. The Fund uses index funds and other strategies that are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund or as part of an indexing strategy at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s or strategy’s performance may not correlate with the performance of the index.
Equity Securities Risk. Investments in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment in the underlying fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Foreign Securities and Emerging Markets Risk. Underlying funds that invest in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” an underlying fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Interest Rate Risk. An underlying fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. An underlying fund may invest in variable and floating rate loans assignments and participations (Loans) and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve.
Credit Risk. An underlying fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the underlying fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the underlying fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Mortgage-Related and Other Asset-Backed Securities Risk. Certain underlying funds may invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In either periods of rising or declining interest rates, the underlying fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the underlying fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Government Securities Risk. Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the underlying fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, an underlying fund may have to reinvest in securities with a lower yield. The underlying fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
High Yield Securities and Loan Risk. Certain underlying funds invest in instruments, including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.
No active trading market may exist for some Loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the underlying fund’s securities and other investments in a timely fashion could result in losses to the Fund and underlying fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for certain underlying funds than for underlying funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, an underlying fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.
Real Estate Securities Risk. The Fund may be exposed through its direct investments or investments in underlying funds to real estate securities, including real estate investment trusts (REITs). These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITs.
Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, less liquid, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of small companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term.
Derivatives Risk. The underlying funds and the Fund may use derivatives, including futures contracts and exchange traded futures. Derivatives may be riskier than other investments and may increase the volatility of the Fund and the underlying funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s or an underlying fund’s original investment. Certain derivatives also expose the Fund and the underlying funds to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligation (including credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund or the underlying fund do not have a claim on the reference assets and are subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund and the underlying funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund and underlying funds to risks of mispricing or improper valuation.
Securities and Financial Instruments Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).
Industry and Sector Focus Risk. At times an underlying fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that an underlying fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Transactions Risk. The Fund or an underlying fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, for both the Fund and underlying funds large purchases of a fund's shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past six calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055 Funds Average. The Lipper average is based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares (which are not offered in this prospectus). The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
YEAR-BY-YEAR RETURNS — CLASS R6 SHARES
Best Quarter	4th quarter, 2013	6.93%
Worst Quarter	4th quarter, 2018	-11.11%
The Fund’s year-to-date total return through 9/30/19 was 15.91%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Past 5 Years	Life of Fund (since 7/2/12)
CLASS R6 SHARES
Return Before Taxes	-8.37%	4.96%	7.96%
Return After Taxes on Distributions	-9.83	3.83	6.73
Return After Taxes on Distributions and Sale of Fund Shares	-4.55	3.39	5.78
CLASS R2 SHARES
Return Before Taxes	-9.06	4.23	7.21
CLASS R3 SHARES
Return Before Taxes	-8.78	4.52	7.52
CLASS R4 SHARES
Return Before Taxes	-8.60	4.77	7.78
CLASS R5 SHARES
Return Before Taxes	-8.45	4.88	7.88
S&P TARGET DATE 2055 INDEX[1]
(Reflects No Deduction for Fees, Expenses, or Taxes)	-7.97	5.07	8.82
LIPPER MIXED-ASSET TARGET 2055 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	-8.15	4.82	8.39 [2]
1	On 6/1/17, the methodology used to calculate the S&P Target Date 2055 Index was changed. Prior to 6/1/17, the S&P Target Date 2055 Index was comprised of ETFs, adjusted to remove the impact of ETF fees. Effective 6/1/17, the S&P Target Date 2055 Index is comprised of underlying indices of securities.
2	The Fund commenced operations on 7/2/12. Performance for the benchmark is for 7/31/12.
After-tax returns are shown for only the Class R6 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Daniel Oldroyd	2012	Managing Director
Anne Lester	2012	Managing Director
Silvia Trillo	2019	Managing Director
Jeffrey A. Geller	2012	Managing Director
Purchase and Sale of Fund Shares
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.

For Class R6 Shares
To establish an account
$5,000,000 for Discretionary Accounts
$5,000,000 for Institutional Investors
$15,000,000 for Other Investors
To add to an account	No minimum levels
There is no minimum investment for other eligible Class R6 investors, as described in the “Investing with J.P. Morgan Funds – Choosing a Share Class – Eligibility” section.
In general, you may purchase or redeem shares on any business day:
•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-SRB2055-R2R3R4R5R6-1119-2